UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 27, 2016

_____________________

VERSO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400
Memphis, Tennessee 38115-4436
(Address of principal executive offices) (zip code)
(901) 369-4100
(Registrant’s telephone number, including area code)

_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.
On September 27 and 28, 2016, Verso Corporation (“Verso”) will participate in the Deutsche Bank 24th Annual Leveraged Finance Conference in Scottsdale, Arizona. Verso will make a presentation at the conference on September 28, 2016, which will be delivered by Allen J. Campbell, Senior Vice President and Chief Financial Officer, and Timothy D. Nusbaum, Treasurer, and which will, among other items, update Verso’s financial forecast for 2016 as reflected in the presentation. Verso also will meet one-on-one with institutional investors at the conference starting on September 27, 2016.
A copy of the slide presentation to be delivered by Verso at the conference is included as Exhibit 99.1 to this report. The slide presentation, including the information contained therein, is furnished pursuant to Item 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of Verso’s previous or future filings under the Securities Act of 1933, as amended.
Item 9.01        Financial Statements and Exhibits.
(d)     Exhibits

Exhibit
Number	Description

99.1	Slide presentation to be delivered by Verso at the Deutsche Bank 24th Annual Leveraged Finance Conference on September 28, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2016

VERSO CORPORATION

	By:	/s/ Peter H. Kesser
Peter H. Kesser
President, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide presentation to be delivered by Verso at the Deutsche Bank 24th Annual Leveraged Finance Conference on September 28, 2016.